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                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO.           )

     Filed by the Registrant /X/
     Filed by a Party other than the Registrant / /
     Check the appropriate box:
     / / Preliminary Proxy Statement       / / Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     / / Definitive Proxy Statement
     /X/ Definitive Additional Materials
     / / Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

                               CENTEX CORPORATION
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     / / $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
         or Item 22(a)(2) of Schedule 14A.
     / / $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:
                                      N/A
- --------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
                                      N/A
- --------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
                                      N/A
- --------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
                                      N/A
- --------------------------------------------------------------------------------
     (5) Total fee paid:
                                      N/A
- --------------------------------------------------------------------------------

     /x/ Fee paid previously

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:
                                      N/A
- --------------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
                                      N/A
- --------------------------------------------------------------------------------
     (3) Filing Party:
                                      N/A
- --------------------------------------------------------------------------------
     (4) Date Filed:
                                      N/A
- --------------------------------------------------------------------------------
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                       [CENTEX CORPORATION LETTERHEAD]



                                               July 3, 1996


Via Fax (617) 476-9576 and
Certified Mail Return Receipt Requested


Mr. Robert Pozen
Chief General Counsel
Fidelity Investments -- FMR Corp.
82 Devonshire Street
Mail Zone 4A
Boston, Massachusetts 02109


        Re:     Centex Corporation Proxy Statement

Dear Mr. Pozen:

        I am writing in response to my conversation with Ms. Kristin Swanquist last week regarding some concerns Fidelity Investments has with the Centex Corporation 1987 Stock Option Plan (the "Plan"). To alleviate Fidelity's concerns, Centex Corporation undertakes to present to the Board of Directors of Centex at its next regularly scheduled meeting to be held on July 25, 1996 the following proposed amendments to the Plan:


        1. Should we issue restricted stock (which we have not yet done nor do we presently intend to do so), the Plan will not permit restrictions to lapse other than upon the death, disability or retirement of the holder or upon a change in control of Centex.

        2. The Plan will limit the number of shares of non-qualified stock options that may be granted at or above 85% of the market price of the Common Stock as of the date of the grant to no more than 10% of the total number of shares authorized to be issued under the Plan from and after the date of such amendment; provided, however, that there will be no limit on the number of non-qualified stock options that may be

Mr. Robert Pozen
FMR Corp.
July 3, 1996
Page 2



granted at 100% of the market price of the Common Stock at the time of the grant (other than the aggregate ceiling on the number of shares available for issuance under the Plan).

        Please call me if you have any questions.

                                        Very truly yours,


                                        Raymond G. Smerge
                                        Vice President and
                                        Chief Legal Officer